Corporate Presentation June 2015 Exhibit 99.1

Forward Looking Statements 2 This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Lipocine Corporate Highlights 3 ▪ Focused on innovative products for men’s and women’s health ▪ Lead asset NDA filing 2H 2015 • Phase 3 study complete: positive efficacy results with 52 - week safety results expected in June 2015 • No drug or cardiac related serious adverse events • Pre - NDA meeting completed - No new additional clinical studies prior to filing ▪ Technology platform capable of “multiple hits” ▪ Several near term value drivers with pipeline products “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth

Product Pipeline 4 PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 UNDER REVIEW MEN'S HEALTH LPCN 1021 (BID Oral Testosterone Replacement Therapy ) LPCN 1111 (Next Generation QD Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of preterm birth)

Lip’ral Enables Optimal Dispersion in the Gastrointestinal Tract Improved absorption Effective transfer across aqueous barrier layer Optimal dispersed phase in GI tract Insoluble drug lipidic composition 5

Testosterone Replacement Therapy Market ▪ US market > $2.3B in 2013 1 ▪ US market ~ 6.5M TRx in 2014 1 • 13% decrease in TRx from 2013 • Run rate of ~ 6.0M TRx in 2015 1 ▪ International markets for TRT growing ▪ Topicals dominate the market (~86% 1 of $ sales in 2014) • Inadvertent transference issue, black box warning • Poor compliance: 86% discontinue at 12 months 2 ▪ Existing testosterone treatments are inadequate 1 IMS data 2 Journal of Sexual Medicine 2013 6

Oral Expected to Improve Compliance and Patient Retention ▪ Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? x Oral T is expected to increase per patient revenue through better retention rates 94% 0% 6% Yes No Not Sure 1 Lipocine Survey 2014 7

LPCN 1021: Oral Treatment Option for TRT ▪ Novel product primarily directed at lymphatic delivery of Testosterone Undecanoate (TU) ▪ Enhanced profile over other forms of oral testosterone (T) • Native T has short half life • Methyl T is known to have liver safety issues ▪ Maintains effective T blood levels when dosed BID ▪ Target label — consistent with TRT “class” label 8

LPCN 1021: A “Safer” TRT Option  Transfer potential to children, partner and pets  No freedom to use around pregnant loved ones  Skin irritation potential  Lung impairment potential  Scarring/injection site reactions  Risk of infection  Not flexible for dose reversals  Greater risk of cardiovascular events, hospitalizations and deaths 1 x No risk of transference x No excessive androgenic levels x Not prone to liver toxicity Topicals Invasives LPCN 1021 9 1 JAMA Intern Med., May 11, 2015, “Comparative Safety of Testosterone Dosage Forms”

LPCN 1021: Life “Uninterrupted” with Oral T x Discrete x No waiting • Prior to dressing • In doctor’s office x Suitable for “on the go” use x No shower/swim restrictions x No mess/clean up x Non - invasive Improved Compliance Convenience Enhanced Efficacy Higher Retention Rates 10

LPCN 1021 Target Clinical Success Criteria Current Regulatory Paradigm 1 ▪ Meet primary end points • Responder analysis relating to average serum concentration 0 to 24 hours ( C avg ) and lower bound Confidence Interval (CI) ▪ Acceptable safety profile • Responder analysis relating to peak testosterone levels that is consistent with approved products • Long term safety data (at least 100 subjects, 1 year) 2 1 September 18, 2014 Joint Meeting of the Bone, Reproductive and Urologic Drugs Advisory Committee and the Drug Safety and Risk Management Advisory Committee Meeting 2 ICH E1 guidance document “The extent of population exposure to assess clinical safety for drugs intended for long - term treatment of non - life - threatening conditions” 11

SOAR Trial - Primary Endpoint: Responder Analysis and C_{avg}

Measure	FDA Targets	Efficacy Population*[1]	Full Analysis Set#[1]
Number of subjects		152	192
% subjects with C_{avg} within normal range	≥75%	88.2%	87.5%
95 % CI lower bound	≥ 65%	81.9%	82.0%

Parameter	Mean (CV)	Mean (CV)
C_{avg} (ng/dL)	447 (37%)	479 (41%)

- ✓ LPCN 1021 met both the primary endpoint targets in population sets
- ✓ C_{avg} and overall variability comparable or better than marketed products

* Subjects randomized into the study with at least one PK profile and no significant protocol deviations
# Subjects randomized into the study with at least one post-baseline efficacy variable response
[1]Missing data imputed by LOCF

12

LIPOCINE
ENHANCING HEALTH

SOAR Trial - Titration Visits Dataset: Efficacy population, N=152 13 Parameter % of subjects % subjects requiring no more than one dose change (either after week 3 or week 7) 85% % subjects requiring two dose changes (both after week 3 and 7) 15% x Vast majority of subjects reached final dose with no more than one titration

SOAR Trial - Secondary Endpoints ▪ Proportion of subjects achieving maximum serum total T concentrations (Cmax) in predefined Cmax range 14 Measure FDA Threshold Efficacy Population Number of subjects 152 C max < 1500 ng/ dL ≥ 85% 82.9% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0% x Results generally consistent with approved products

SOAR Trial - LPCN 1021 Excessive T Repletion Outliers ( C max >2500 ng/ dL ) Characteristics ▪ Excessive T repletion outliers were observed in three subjects ▪ These observed excessive T repletion outliers were transient, sporadic, isolated, and not clinically meaningful • Lack of dose or dosing time dependency • None of these subjects reported any adverse events 15 Dataset: Efficacy population, N=152

Recent FDA TRT Communication (March 3, 2015) 16 ▪ Changes to existing label • Require hypogonadism to be confirmed by both signs and symptoms as well as laboratory values • Add cautionary language to label for possible cardio vascular and stroke related risk with TRT • Add cautionary language on lack of benefit and safety of TRT in age related hypogonadism ▪ No addition of black box warning ▪ No new contra - indication for age related hypogonadism ▪ Require manufacturers of approved TRT products to conduct “a” well - designed clinical study as an industry group or separately

FDA Pre - NDA Meeting Results (March 19, 2015) ▪ FDA confirmed that the design of the Phase 3 clinical study is currently acceptable for filing a NDA ▪ Obtained concurrence regarding adequacy for submission of the proposed NDA package ▪ FDA did not identify any additional clinical studies that would be required for NDA filing apart from the already planned and now completed food effect study ▪ FDA did not ask us to conduct a heart attack or stroke study prior to NDA filing 17

Competitive Environment for Oral Testosterone Rextoro™: Clarus Therapeutics Current Status • Advisory Committee voted 18 - 3 that the overall benefit/risk profile of Rextoro® did not support approval • PDUFA date was November 3, 2014 - no announcement of approval LPCN 1021 Advantages • Unequivocally efficacious (Restored 88% of the subjects to the normal range) • Patient and payer friendly: ‒ The majority of subjects end up on the target starting dose ‒ 85% of the subjects require no more than one titration visit • Consistent inter - day/intra - day performance Endroxal ®: Repros Therapeutics • Not classified as TRT, regulatory paradigm unknown and chronic use not established Current Status • Failure rate ~ 40 % of subjects in ZA - 304 Study and ZA - 305 Study • Target - younger (< 60 yrs) overweight and obese men (> 25 BMI) • PDUFA date is November 30, 2015 and Advisory Committee meeting expected LPCN 1021 Advantages • For both primary and secondary hypogonadism • Broader age and BMI inclusion • Targeted for established TRT market • Extensive human exposure data available with TU 18

LPCN 1111: Next Generation Oral Testosterone ▪ Novel prodrug of testosterone for oral delivery through proprietary Lip’ral technology ▪ Maintains effective T blood levels when dosed once daily ▪ Status • Positive Phase 2a study results in hypogonadal men x Single daily oral dose provides T levels in the eugonadal range x No subject exceeded peak T levels of 1500 ng/ dL • Initiate Phase 2b study – 4Q 2015 19

LPCN 1111 Phase 2a Study - Responder Analysis At Day 28 x Once daily dosing feasibility established 20 Measure 550mg QD 770mg QD Typical FDA targets for approval of TRT % subjects with C avg w ithin normal range 67% 88% ≥ 75% % of subjects with C max ≤ 1500ng/ dL 100% 100% ≥ 85% % of subjects with C max between 1800ng/ dL and 2500mg/dl 0% 0% ≤ 5% % of subjects with C max >2500ng/ dL 0% 0% 0%

Preterm Birth (PTB) Represents a Significant Unmet Medical Need ▪ 11.7% of all US pregnancies 2 result in PTB - a leading cause of mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 21 One preterm infant per minute in the U.S. 1

LPCN 1107: Oral Candidate for Prevention of Preterm Birth ▪ Potential to be the first oral standard - of care therapy • Same API as in the only approved injectable product • Elimination of 18 - 22 injections • Potential for orphan drug designation ▪ Status • Successful Phase 1a POC study in healthy non - pregnant women • Successful Phase 1b POC in pregnant women • Next step – Complete formula optimization work before starting a PK dose finding study in the 4Q 2015 or 1Q 2016 22

LPCN 1107: Phase 1 Study Results 23 * one subject data analysis pending # AUCss calculated for post steady state 1 week duration Study population (N) AUC SS ( ng.h /ml) # Relative bioavailability [oral / IM] LPCN 1107/ 400 mg BID Oral Intramuscular Injection / 250 mg weekly Pregnant women (7*) 1074 1817 59 % Non - pregnant women (10) 1348 2468 55 % x Relative bioavailabilities similar between pregnant and non - pregnant women ▪ Bioavailability in pregnant (study LPCN 1107 - 14 - 003) and non - pregnant women (study LPCN 1107 - 14 - 001)

Competitive Environment for HPC for Prevention or Preterm Birth Makena®: AMAG Pharmaceuticals, Inc. Current Status • Recently acquired from Lumara Health in November 2014 for $675M in upfront payments and potential additional contingent consideration of up to $350M • Net sales of Makena in 2014 were approximately $165.0 million • Projected 2015 net sales of between $260.0 and $285.0 million (1Q 2015 sales of $55.5 million) • Orphan Drug Exclusivity till 2018 Makena® Attributes • Weekly injection (given every 7 days) in doctor’s office or home • Significantly lowered the rate of preterm birth versus those not on Makena • Injection site pain (35%), swelling (17%) • Treatment begins between weeks 16 and 20 of pregnancy • May cause serious side effects LPCN 1107 Advantages • Patient and payer friendly ‒ Non - invasive ‒ Reduced n umber of doctor visits • No injection site reactions • No potential for pulmonary embolism 24

Near Term Value Drivers 25 1Q 2015 2Q 2015 3 Q 2015 4 Q 2015 4 Q 2016 LPCN 1021: 1 Year Safety Data LPCN 1107: Initiate PK Dose Finding Study LPCN 1021: File NDA LPCN 1111: Initiate Phase 2b Study 2Q 2016 3 Q 2016 1Q 2016 LPCN 1021: FDA Approval LPCN 1021: Food Effect Data

Experienced Management and Directors 26 Management Directors Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer ▪ 20+ years of technology and product development experience in the area of drug discovery support, drug delivery and product line extensions ▪ Prior Affiliations: Pharmacia and Upjohn Morgan Brown, MBA, CPA Executive Vice President and Chief Financial Officer ▪ 20+ years of financing and accounting experience; 15+ years in the healthcare industry ▪ Prior Affiliations: NPS Pharmaceuticals, Innovus Pharmaceuticals, World Heart Corporation, Lifetree Clinical Research, KPMG Jyrki Mattila, MD, Ph.D , MBA Chief Business Officer ▪ 25+ years of business development , commercial and general management experience in pharmaceuticals ▪ Prior Affiliations: Auxillium Pharmaceuticals, Orion Pharma , iCeutica Operations, LZ Therapeutics Robert Merrell, MM, CPA Vice President of Finance ▪ 20+ years of financial experience in pharmaceuticals ▪ Prior Affiliations: Myriad Genetics Laboratories, NPS Pharmaceuticals, KPMG Anthony DelConte , M.D. Chief Medical Director ▪ 25+ years of experience in the healthcare industry ▪ Prior Affiliations: Auxilium Pharmaceuticals, Wyeth / Pfizer, Novartis Mahesh Patel, Ph.D Chairman, President and Chief Executive Officer of Lipocine Stephen Hill, B.M.B.CH., .M.A., .F.R.C.S. Lead Independent Director, Chairman of Compensation Committee and Member of Audit Committee ▪ Current Position: Director, President and CEO of Targacept ▪ Prior Affiliations: Solvay Pharmaceuticals, ArQule , F. Hoffmann - La Roche Jeffery Fink, MBA Chairman of Audit Committee ▪ Current Position: Managing Director of Gambel Oaks Advisors ▪ Prior Affiliations: Robert W. Baird, Dresdner Kleinwort Wasserstein, Prudential Vector Healthcare John Higuchi, MBA ▪ Current Position: President and CEO of Aciont ▪ Prior Affiliations: Lipocine , American Chemical Society R. Dana Ono, Ph.D Member of Compensation Committee and Audit Committee ▪ Current Position: Venture Partner at VIMAC Ventures ▪ Prior Affiliations: IntraImmune Therapies, several early stage biotech companies

Lipocine is a Compelling Value Proposition 27 Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Closing Stock Price (5/29/15) $7.05/share Market Capitalization (5/29/15) $123.4 million Fully Diluted Shares Outstanding (5/29/15) 19,716,586 Cash Balance (3/31/14)* $24.8 million Debt None * On April 29, 2015, net proceeds of $32.5M were raised in follow - on offering

Lipocine Corporate Highlights 28 ▪ Focused on innovative products for men’s and women’s health ▪ Lead asset NDA filing 2H 2015 • Phase 3 study complete: positive efficacy results with 52 - week safety results expected in June 2015 • No drug or cardiac related serious adverse events • Pre - NDA meeting completed - No new additional clinical studies prior to filing ▪ Technology platform capable of “multiple hits” ▪ Several near term value drivers with pipeline products “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth